Fourth Amendment to
                      Restated Loan and Security Agreement


         THIS FOURTH AMENDMENT TO RESTATED LOAN AND SECURITY AGREEMENT ("Fourth Amendment") is entered into this 16th day of November, 2009, between Donald E. Anderson and Rebecca E. Anderson, Trustees of the Anderson Family Trust, UTA dated December 20, 1993 ("Lender") as secured party, and Alanco Technologies, Inc. ("ATI"), an Arizona corporation ("Borrower 1"); Excel/Meridian Data, Inc. ("EMD"), an Arizona corporation ("Borrower 2"); Alanco/TSI Prism, Inc. ("TSI"), an Arizona corporation ("Borrower 3"); StarTrak Systems, LLC, a Delaware limited liability company ("Borrower 4"); and Fry Guy, Inc., a Nevada corporation ("Borrower 5"). Borrower 1, Borrower 2, Borrower 3, Borrower 4, and Borrower 5 jointly and severally, individually and collectively, the "Borrower".

RECITALS:

         The parties entered into that Amended and Restated Loan and Security Agreement, dated December 21, 2007, pursuant to which Lender agreed to provide certain funds to Borrower upon the terms and conditions set forth therein, and that First Amendment to Restated Loan and Security Agreement, dated February 26, 2008, that Second Amendment to Restated Loan and Security Agreement, dated August 22, 2008 amending the Amended and Restated Loan and Security Agreement, and that third Amendment to Restated Loan and Security Agreement, dated
January 15, 2009 amending the Amended and Restated Loan and Security Agreement. The Amended and Restated Loan and Security Agreement as previously amended by the First Amendment, the Second Amendment and the Third Amendment is herein referred to as the "Agreement." The parties wish to modify the Agreement in certain respects as set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:


1.       Section 1.8 of the Agreement shall be amended to read as follows::

                 1.8 "Credit Limit" shall mean Five Million Five Hundred Thirty-Seven Thousand Two Hundred Eighty-Seven and 98/100ths Dollars ($5,537,287.98). ATI shall have the right to reduce the Credit Limit in any multiple of $100,000 from time-to-time upon thirty (30) days notice to Lender. Further, Lender shall have the right to reduce the Credit Limit to any amount equal to or in excess of $1,500,000 upon ninety
         (90) days written notice to ATI. Notwithstanding anything contained herein to the contrary, the Credit Limit shall be reduced to $4,700,000 upon the earliest to occur of the following:

                 (a)  The sale by ATI of any material portion of its assets,

                 (b)  June 30, 2010.

2.       Section 1.16 of the Agreement shall be amended to read as follows:

                 1.16  "Maturity Date" shall mean January 1, 2011.

3. Borrower agrees that (a) except as expressly provided herein to the contrary, this Fourth Amendment shall not modify the Agreement as previously amended, (b) all of the collateral described in the Agreement shall remain in all respects subject to the lien or charge of the security interest set forth in the Agreement, and (c) nothing contained herein and nothing done pursuant hereto, shall effect or be construed as affecting the lien or charge of said security interest, or the priority thereof over other liens or charges, or as releasing or affecting the liability of any party or parties who may now or hereafter be liable under or on account of the Agreement. The provisions of this Fourth Amendment are modifications only and except as provided herein all of the terms and conditions of the Agreement as previously amended remain in full force and effect and the parties hereto ratify and confirm the security, priority and enforceability of the Agreement, as expressly modified by this Fourth Amendment.

4. This Fourth Amendment shall bind and inure to the benefit of the respective successors and assigns of each of the parties. This Fourth Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed to be effective as of the date first above written.

BORROWERS:

"Borrower l":
Alanco Technologies, Inc., an Arizona Corporation

By: ____________________________________
         Robert R. Kauffman, Chief Executive Officer


"Borrower 2":
Excel/Meridian Data, an Arizona corporation


By: ____________________________________
         Robert R. Kauffman, Chief Executive Officer



"Borrower 3":
Alanco/TSI Prism, Inc., an Arizona corporation


By: ____________________________________
         Robert R. Kauffman, Chief Executive Officer


"Borrower 4":
StarTrak Systems, LLC
a Delaware limited liability company


By: ____________________________________
         Robert R. Kauffman, Manager


"Borrower 5":
Fry Guy, Inc.
a Nevada corporation


By: ____________________________________
         Robert R. Kauffman, Chief Executive Officer


LENDER:

_______________________________________
DONALD E. ANDERSON

_______________________________________
REBECCA E. ANDERSON

Trustees of the Anderson Family Trust, UTA dated December 20, 1993